                                                                   EXHIBIT 10(r)


                     FIRST UNION NATIONAL BANK OF GEORGIA
                          4570 Ashford Dunwoody Road
                            Atlanta, Georgia 30356
                                 404-865-2560
                              FAX: 404-865-2388




                              LETTER AGREEMENT


                              December 8, 1995


Fuqua Enterprises, Inc.
One Atlantic Center
1201 West Peachtree Street, N.W.
Suite 5000
Atlanta, GA 30309
Attention:       Mr. Brady W. Mullinax, Jr.
                 Vice President-Finance
                 Treasurer and Chief Financial Officer

Dear Brad:

First Union National Bank of Georgia (the "Issuer") has agreed to issue the letter of credit described below for the account of Fuqua Enterprises, Inc., a Delaware corporation (the "Applicant"), pursuant to the terms and conditions of that certain Application and Agreement for Standby Letter of Credit dated as of even date herewith (the" Application"), as supplemented by the terms and conditions of this letter agreement (this "Letter Agreement"). By your execution below, you acknowledge that the Issuer is issuing the letter of credit described below in express reliance on the terms hereof which are in addition to, and not in lieu of the terms of the Application.

The terms of the letter of credit are as follows:

Facility:                 Irrevocable Standby Letter of Credit, issued in the
                          form attached as Exhibit "A" (the "Letter of Credit");

Amount: $11,803,914.56 (Eleven million, eight hundred and three thousand, nine hundred and fourteen dollars and 56/100);

Issuer:                   First Union National Bank of Georgia;

Applicant:                Fuqua Enterprises, Inc.

Term: The letter of credit will expire at the counters of First Union National Bank of Georgia, Two First Union Center, T-7, 301 South Tryon Street, Charlotte, NC 28288 on January 31, 1997;

Participation:            A risk participation in the letter of credit may be
                          made to SunTrust Bank, Atlanta, Wachovia Bank of
                          Georgia, N.A., and Fleet Bank of Maine at the
                          Applicant's request (prior to or simultaneous with issuance), in an aggregate amount not to exceed $6 million;

  L/C Fee: Tne letter of credit fee shall be 0.5% per annum, payable in advance upon issuance, for the entire term of the letter of credit, calculated upon an actual/actual day count. In the event risk participations are made as contemplated above, the participating banks (and the Issuer, on its participating portion) shall receive 0.45% on the face amount of the participation, calculated as above, and the Issuer shall receive 0.05% on the amount of the letter of credit.

Reimbursement  Obligation:

                          The reimbursement obligation of the Applicant shall be governed by the Application.

Documentation:

As a condition precedent to Issuer's obligation to issue the Letter of Credit, the Applicant shall deliver the following documents prior to such issuance, duly executed by the parties thereto:

                          The Application (Section 7, Security Agreement to be deleted).

                          Participation Agreement(s) in a form satisfactory to the Applicant, the Issuer and the participating banks (Form attached as Exhibit "B").

                          Opinion of Applicant's counsel that Applicant has the right, power, and authority to enter into this transaction and perform all obligations hereunder, that Applicant is duly authorized, and the documents executed by Applicant as a part of this transaction are valid, binding, and legally enforceable in accordance with their respective terms.

                          This Letter Agreement executed by Applicant.

Financial Covenants:

As long as the Letter of Credit shall remain outstanding or the Applicant shall have any obligation to the Issuer under the Application or this Letter Agreement, the Applicant shall:

                          Maintain a ratio of Consolidated Funded Debt to Total Capitalization equal to or less than 0.6:1.0, measured as of the last day of each fiscal quarter of Applicant.

                          Maintain an Interest Coverage Ratio equal to or greater than 2.0: 1.0, measured as of the last day of each fiscal quarter of Applicant for the immediately preceding four fiscal quarters ending on such date.

                          Maintain a ratio of (i) Consolidated Funded Debt to
                          (ii) Consolidated EBITDA equal to or less than 3.5:
                          1.0, measured as of the last day of each fiscal quarter of the Applicant, and in the case of Consolidated EBITDA, calculated for the immediately preceding four fiscal quarters ending on such date.

All capitalized terms used in these Financial Covenants shall have the meaning ascribed to such terms in that certain Credit Agreement, dated as of November 6, 1995 (the "SunTrust Agreement"), by and among Applicant, SunTrust Bank, Atlanta, as Agent, and the lenders party thereto (the "Lenders").

Financial Reporting:

As long as the Letter of Credit shall remain outstanding or the Applicant shall have any obligation to the Issuer under the Application or this Letter Agreement, the Applicant shall:

                          Furnish to the Issuer all documents, reports, filings, and certificates required under Section 6.07 (Financial Reporting) of the SunTrust Agreement, as and when furnished to the Lenders thereunder.

Events of Default:

                          In addition to the Events of Default set forth in the Application, the Applicant and the Issuer expressly agree that the following events shall also constitute "Events of Default" pursuant to the Application:

                          (a) the occurrence of an "Event of Default" pursuant to the terms of the SunTrust Agreement; and

                          (b) the failure of the Applicant to comply with the terms and conditions of this Letter Agreement.

Remedies:

                          Upon the occurrence and during the continuance of an Event of Default under the Application, as supplemented by this Letter Agreement, in addition to the rights and remedies afforded pursuant to the Application, at law or in any other document related hereto, the parties expressly agree that the Letter of Credit shall be deemed to have been drawn in full and the Applicant shall immediately reimburse to the Issuer the full amount of such deemed drawing, together with any other amounts owing hereunder or pursuant to the Applications in U.S. Dollars, which amount shall be held by the Issuer as cash collateral for Applicant's obligations pursuant to the Application and this Letter Agreement. Such collateral shall be held by Issuer for the pro-rata benefit of the Issuer and participating banks. In the event that the Letter of Credit expires or terminates without draw, such amount shall be immediately returned to the Applicant, together with the interest thereon.

Miscellaneous:

                          (a) This Letter Agreement shall be governed by the laws of the State of Georgia.

                          (b) This Letter Agreement is incorporated into the Application and expressly made a part thereof.

                          (c) All references to the SunTrust Agreement refer to such agreement as of the date hereof. The portions of the SunTrust Agreement referenced herein are expressly incorporated into this Agreement by such reference and shall survive the termination and repayment of the SunTrust Agreement.

                          (d) This Letter Agreement may only be amended or modified by a writing signed by both parties, and in accordance with the terms of any Participation Agreement then in effect.

                          (e) This Letter Agreement shall be binding upon the successors and assigns of the Applicant and inure to the benefit of the successors and assigns of the Issuer.

If these terms and conditions are acceptable to you, please indicate your acceptance by executing a copy of this Letter Agreement in the space below, and return a copy to me.


                                         Sincerely,

                                         FIRST UNION NATIONAL BANK OF GEORGIA

                                         By: /s/ James R. Pryor
                                            ------------------------------------
                                            James R. Pryor
                                            Senior Vice President
                                            First Union National Bank of Georgia

ACCEPTED AND AGREED TO
BY:

FUQUA ENTERPRISES, INC.


By: /s/ John Huntz
   -------------------------------
Its: Executive Vice President &
      Chief Operating Officer
     -----------------------------
Date: 12/3/95
     -----------------------------


Attest:/s/ Brady W. Mullinax, Jr.
       ---------------------------
Its:  V.P. Finance, Treasurer, CFO
    ------------------------------
Date: 12/8/95
     -----------------------------

December 8, 1995


InterRedec Southern Company, Inc.
Post Office Box 2049
Sterling Bluff
Richmond Hill, Georgia 31324


                      IRREVOCABLE STANDBY LETTER OF CREDIT

Gentlemen:

We hereby open our Irrevocable Standby Letter of Credit No. S062173, in your favor, for the account of Fuqua Enterprises, Inc., 1201 West Peachtree Street, Suite 5000, Atlanta, Georgia 30309 up to the aggregate amount of US$11,803,914.56 (Eleven Million Eight Hundred Three Thousand Nine Hundred Fourteen and 56/1OO US Dollars) available by your sight drafts, at sight, drawn on First Union National Bank of Georgia, and accompanied by (1) a certificate in the form of Annex A hereto appropriately completed and purportedly signed by the holder of the promissory note referred to in Annex A and (2) the documents required by the express terms of such certificate to be delivered with such certificate.

This Irrevocable Standby Letter of Credit sets forth in full the terms of our undertaking. This undertaking shall not in any way be modified, amended or amplified by reference to any document or contract referred to herein.

This Letter of Credit expires at this office on January 31, 1997. This Letter of Credit is transferable. Partial drawings are not permitted.

A drawing presented to us by 12:00 noon, provided that such drawing strictly complies with the terms hereof, will be honored by us no sooner than two business days later. Tested telex demands for payment are not acceptable.

Draft(s) under this Letter of Credit must state on their face: "Drawn under First Union National Bank of Georgia Letter of Credit No. S062173 dated December 8, 1995."

We hereby engage with you that sight draft(s) drawn under and in strict compliance with the terms of this Letter of Credit shall be duly honored by us if presented to us, at this office, on or before the above stated expiration date as provided for herein.

All notices, if any, with respect to this Letter of Credit will be sent by facsimile and overnight mail to the addressee named above and to the Federal Reserve Bank of New York, Legal Department, 33 Liberty Street, New York, New York 10045-0001, Attention: Thomas C. Baxter, Jr., General Counsel and Executive Vice President.

Except so far as otherwise expressly stated herein, this Letter of Credit is subject to the "Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500."


                                            Very truly yours,

                                            FIRST UNION NATIONAL BANK OF GEORGIA



                                            By: /s/ T. Walker Brown
                                                ---------------------------
                                                    T. Walker Brown
                                            Title:  Vice President

                                    ANNEX A

                              DRAWING CERTIFICATE



First Union National Bank of Georgia
Two First Union Center, T-7
301 South Tryon Street
Charlotte, North Carolina 28288-0742

        Re: Irrevocable Letter of Credit No. S062173 (the "Letter of Credit") For the Account of Fuqua Enteprises, Inc., formerly known as Vista Resources, Inc. (the "Applicant")

Ladies and Gentlemen:

Reference is made to that certain Nonnegotiable Note dated October 11, 1991 executed by the Applicant, payable to InterRedec Southern Company, Inc. ("InterRedec") in the original principal amount of $8,000,000 (the "Note").

The undersigned, the Federal Reserve Bank of New York (the "Holder") hereby certifies to First Union National Bank of Georgia and to the Applicant that:

1. The Holder is the legal and rightful holder of the Note and is entitled to make this demand for payment under the Letter of Credit.

2. Attached to this Certificate are (a) the original of the Note and (b) a copy of the written disbursement instructions executed by the Secretary of the Board of Governors of the Federal Reserve System (the "Board") required to be delivered to the Federal Reserve Bank of New York (the "New York Fed") under
Section 10(b) of the Escrow and Security Agreement dated October 8, 1991 by and among the Board, InterRedec, Inc., the Applicant, Concord Finance & Investment, Inc., Randy A. Mastro and the Federal Reserve Bank of New York.

3. An Event of Default under and as defined in that certain Stock Pledge and Security Agreement dated as of October 11, 1991 (the "Pledge Agreement") by and between the Applicant and InterRedec ("Event of Default") has occurred and is continuing under Section 3(a) thereof.

4. With respect to paragraphs 5(a), (b) or (c) below, InterRedec has given written notice to the Applicant at least 30 day's prior to the date of this certificate that InterRedec intends to exercise its default rights and remedies under the Pledge Agreement by drawing on the Letter of Credit. A true copy of such notice is attached to this Certificate.

5. The statement noted below is true [check one of the following as applicable]:

                [ ]                 (a)  The Applicant and InterRedec have
                           agreed in writing (including an agreement as to the amount owed by the Applicant to the Holder) that InterRedec is entitled to exercise its default rights and remedies under the Pledge Agreement and a true copy of such written agreement is attached to this Certificate;

  [ ]     (b)      The Applicant and InterRedec have agreed to arbitration
                   procedures with respect to whether InterRedec is entitled to exercise its default rights and remedies under the Pledge Agreement, and the arbitrator thereunder has entered an award in InterRedec's favor and a true copy of such award is attached to this Certificate; or

  [ ]     (c)      A court of competent jurisdiction has entered a judgment in
                   InterRedec's favor that InterRedec is entitled to exercise its default rights and remedies under the Pledge Agreement and a true copy of such judgment is attached to this Certificate.

  [ ]     (d)      After exercising reasonable efforts but in any event no
                   sooner than 30 days after an Event of Default has occurred, the Holder has not been able to agree with the Applicant as to the terms and of an escrow as described in paragraph 16 of the Note and at least 10 days have elapsed since the Holder has notified the Applicant in writing that it intends to draw under the Letter of Credit pursuant to this paragraph 5(d).

6. The Holder is entitled to payment under the Letter of Credit in the amount of $__________ . The holder acknowledges that in the event it draws under the Letter of Credit based upon the certification set forth in paragraph 5(d) above, the amount the Holder is entitled to draw under the Letter of Credit shall not exceed $8,903,914.56.

7.       Please direct payment under the Letter of Credit by wire transfer to:

                           Federal Reserve Bank of New York
                           59 Maiden Lane, 10th Floor
                           New York, New York 10045
                           Attention: Thomas C. Baxter
                           General Counsel and Executive Vice President
                           ABA No. 021001208
                           For further credit to account number 021039898

8. Upon payment by you of the amount demanded hereby in accordance with the payment instructions set forth above, you are hereby instructed (a) to mark the Note "Paid In Full" and (b) to deliver the Note to the Applicant.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certtficate.



[HOLDER OF NOTE]


By:                                                       Name:
                                                          Title:

                            FUQUA ENTERPRISES, INC.
                              ONE ATLANTIC CENTER
                                   SUITE 5000
                           1201 WEST PEACHTREE STREET
                             ATLANTA, GEORGIA 30309

                                 (404) 815-2000

                                December 8, 1995


The Board of Governors of
     the Federal Reserve System
c/o Federal Reserve Bank of New York
59 Maiden Lane, 8th Floor
New York, New York 10045

Ladies and Gentlemen:

     This letter is intended to reflect the understanding between you and us that in the event that (A) you, as holder of that certain Nonnegotiable Promissory Note dated October 11, 1991 payable to InterRedec Southern Company, Inc. ("InterRedec") in the amount of $8,000,000 (the "Note"), make a drawing under that certain Irrevocable Standby Letter of Credit No. S062173 opened by First Union National Bank of Georgia for the account of Fuqua Enterprises, Inc. (the "Letter of Credit") based upon the certification set forth in paragraph 5(d) of the form of Drawing Certificate attached to the Letter of Credit and
(B) it is finally determined pursuant to the terms of that certain Stock Purchase Agreement dated as of September 17, 1991 by and among Vista Resources, Inc. (now known as Fuqua Enterprises, Inc. ("Fuqua"), Concorde Finance & Investment, Inc., InterRedec, Inc., InterRedec and American Southern Insurance Company (the "Stock Purchase Agreement")) that the Damages (as such term is defined in the Stock Purchase Agreement) claimed by Fuqua at the time of the drawing under the Letter of Credit are actually less than $3,000,000 (such lesser amount being the "Actual Damages"), Fuqua shall promptly pay to you an amount equal to the difference between $3,000,000 and the Actual Damages.

     Promptly upon being advised that there is a default under the Note, and in any event within five business days of being notified of such default, Fuqua will promptly notify you of such event at the following address: Federal Reserve Bank of New York, Legal Department, 33 Liberty Street, New York, New York 10045-0001, Attention: Thomas C. Baxter, Jr., General Counsel and Executive Vice President.

     If the foregoing correctly sets forth the understanding and agreement between Fuqua and the Board of Governors of the Federal Reserve System, please so indicate in the space provided below, whereupon this letter agreement shall constitute a binding agreement as of the date first above written.


                                           FUQUA ENTERPRISES, INC.


                                           By: /s/ John Huntz
                                              ----------------------------------
                                              Name:  John Huntz
                                              Title: Executive Vice President
                                                     and Chief Operating Officer

  AGREED TO AND ACCEPTED:

  THE BOARD OF GOVERNORS OF
  THE FEDERAL RESERVE SYSTEM


By:
   -----------------------------------

   Name:
        ------------------------------

   Title:
         -----------------------------

                         ATLANTIC AMERICAN CORPORATION
                           4370 Peachtree Road, N.E.
                          Atlanta, Georgia 30319-3000
                              Telephone: 266-5500
                              Telecopier: 231-2123


                               December 31, 1995

Fuqua Enterprises, Inc.
One Atlantic Center
Suite 5000
1201 West Peachtree Street
Atlanta, Georgia 30309

Gentlemen:

         This letter is intended to reflect the understanding between you and us that in the event that Fuqua Enterprises, Inc. ("Fuqua") is required to make a payment to the Board of Governors of the Federal Reserve System (the "Fed"), or its assignee, pursuant to that certain letter agreement dated December 8, 1995, Fuqua and the Fed, a copy of which is attached hereto as Exhibit A, Atlantic American Corporation ("Atlantic American") shall simultaneously make a payment to Fuqua in an amount equal to Fuqua's payment to the Fed.

         If the foregoing correctly sets forth the understanding and agreement between Atlantic American and Fuqua, please so indicate in the space provided below, whereupon this letter agreement shall constitute a binding agreement as of the date first above written.


                                  ATLANTIC AMERICAN CORPORATION


                                  By: /s/ Hilton H. Howell, Jr.
                                     -----------------------------------------
                                  Name:  Hilton H. Howell, Jr.
                                  Title: President and Chief Executive Officer

AGREED TO AND ACCEPTED:

FUQUA ENTERPRISES, INC.


By: /s/ John J. Huntz, Jr.
   -----------------------------------
   Name:  John J. Huntz, Jr.
   Title: Executive Vice President and
          Chief Operating Officer

                                  EXHIBIT A

                           FUQUA ENTERPRISES, INC.

                             ONE ATLANTIC CENTER
                                 SUITE 5000
                         1201 WEST PEACHTREE STREET
                           ATLANTA, GEORGIA 30309


                               (404) 815-2000


                              December 8, 1995


The Board of Governors of
   the Federal Reserve System
c/o Federal Reserve Bank of New York
59 Maiden Lane, 8th Floor
New York, New York 10045

Ladies and Gentlemen:

   This letter is intended to reflect the understanding between you and us that in the event that (A) you, as holder of that certain Nonnegotiable Promissory Note dated October 11, 1991 payable to InterRedec Southern Company, Inc. ("InterRedec") in the amount of $8,000,000 (the "Note"), make a drawing under that certain Irrevocable Standby Letter of Credit No. S062173 opened by First Union National Bank of Georgia for the account of Fuqua Enterprises, Inc. (the "Letter of Credit") based upon the certification set forth in paragraph 5(d) of the form of Drawing Certificate attached to the Letter of Credit and (B) it is finally determined pursuant to the terms of that certain Stock Purchase Agreement dated as of September 17, 1991 by and among Vista Resources, Inc. now known as Fuqua Enterprises, Inc. ("Fuqua"), Concorde Finance & Investment, Inc., InterRedec Inc., InterRedec and American Southern Insurance Company (the "Stock Purchase Agreement")) that the Damages (as such term is defined in the Stock Purchase Agreement) claimed by Fuqua at the time of the drawing under the Letter of Credit are actually less than $3,000,000 (such lesser amount being the "Actual Damages"), Fuqua shall promptly pay to you an amount equal to the difference between $3,000,000 and the Actual Damages.

   Promptly upon being advised that there is a default under the Note, and in any event within five business days of being notified of such default, Fuqua will promptly notify you of such event at the following address: Federal Reserve Bank of New York, Legal Department, 33 Liberty Street, New York, New York 10045-0001, Attention: Thomas C. Baxter, Jr., General Counsel and Executive Vice President.

   If the foregoing correctly sets forth the understanding and agreement between Fuqua and the Board of Governors of the Federal Reserve System, please so indicate in the space provided below, whereupon this letter agreement shall constitute a binding agreement as of the date first above written.



                                        FUQUA ENTERPRISES, INC.


                                       By:   /s/ John Huntz
                                          -----------------------------------
                                          Name:  John Huntz
                                          Title: Executive Vice President
                                                 and Chief Operating Officer


AGREED TO AND ACCEPTED:


THE BOARD OF GOVERNORS OF
THE FEDERAL RESERVE SYSTEM

By:
   -----------------------------
   Name:
         -----------------------
   Title:
         -----------------------

                                 FIRST UNION

December 8, 1995


InterRedec Southern Company, Inc.
Post Office Box 2049
Sterling Bluff
Richmond Hill, Georgia 31324


                    IRREVOCABLE STANDBY LETTER OF CREDIT

Gentlemen:

We hereby open our Irrevocable Standby Letter of Credit No. S062173, in your favor, for the account of Fuqua Enterprises, Inc., 1201 West Peachtree Street, Suite 5000, Atlanta, Georgia 30309 up to the aggregate amount of US$11,803,914.56 (Eleven Million Eight Hundred Three Thousand Nine Hundred Fourteen and 56/100 US Dollars) available by your sight drafts, at sight, drawn on First Union National Bank of Georgia, and accompanied by (1) a certificate in the form of Annex A hereto appropriately completed and purportedly signed by the holder of the promissory note referred to in Annex A and (2) the documents required by the express terms of such certificate to be delivered with such certificate.

This Irrevocable Standby Letter of Credit sets forth in full the terms of our undertaking. This undertaking shall not in any way be modified, amended or amplified by reference to any document or contract referred to herein.

This Letter of Credit expires at this office on January 31, 1997. This Letter of Credit is transferable. Partial drawings are not permitted.

A drawing presented to us by 12:00 noon, provided that such drawing strictly complies with the terms hereof, will be honored by us no sooner than two business days later. Tested telex demands for payment are not acceptable.

Draft(s) under this Letter of Credit must state on their face: "Drawn under First Union National Bank of Georgia Letter of Credit No. S062173 dated December 8, 1995."

We hereby engage with you that sight draft(s) drawn under and in strict compliance with the terms of this Letter of Credit shall be duly honored by us if presented to us, at this office, on or before the above stated expiration date as provided for herein.

All notices, if any, with respect to this Letter of Credit will be sent by facsimile and overnight mail to the addressee named above and to the Federal Reserve Bank of New York, Legal Department, 33 Liberty Street, New York, New York 10045-0001, Attention: Thomas C. Baxter, Jr., General Counsel and Executive Vice President.

Except so far as otherwise expressly stated herein, this Letter of Credit is subject to the "Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500."


                                            Very truly yours,

                                            FIRST UNION NATIONAL BANK OF GEORGIA

                                            By:   /s/ T. Walker Brown
                                                ----------------------------
                                                   T. Walker Brown
                                            Title: Vice President

                                 FIRST UNION
                                   ANNEX A
                             DRAWING CERTIFICATE



First Union National Bank of Georgia
Two First Union Center, T-7
301 South Tryon Street
Charlotte, North Carolina 28288-0742

              Re: Irrevocable Letter of Credit No. S062173 (the "Letter of Credit") For the Account of Fuqua
                     Enterprises, Inc., formerly known as Vista
                     Resources, Inc. (the "Applicant")

Ladies and Gentlemen:

Reference is made to that certain Nonnegotiable Note dated October 11, 1991 executed by the Applicant, payable to InterRedec Southern Company, Inc. ("InterRedec") in the original principal amount of $8,000,000 (the "Note").

The undersigned, the Federal Reserve Bank of New York (the "Holder") hereby certifies to First Union National Bank of Georgia and to the Applicant that:

1. The Holder is the legal and rightful holder of the Note and is entitled to make this demand for payment under the Letter of Credit.

2. Attached to this Certificate are (a) the original of the Note and (b) a copy of the written disbursement instructions executed by the Secretary of the Board of Governors of the Federal Reserve System (the "Board") required to be delivered to the Federal Reserve Bank of New York (the "New York Fed") under
Section 10(b) of the Escrow and Security Agreement dated October 8, 1991 by and among the Board, InterRedec, Inc., the Applicant, Concord Finance & Investment, Inc., Randy A. Mastro and the Federal Reserve Bank of New York.

3. An Event of Default under and as defined in that certain Stock Pledge and Security Agreement dated as of October 11, 1991 (the "Pledge Agreement") by and between the Applicant and InterRedec ("Event of Default") has and is continuing under Section 3(a) thereof.

4. With respect to paragraphs 5(a), (b) or (c) below, InterRedec has given written notice to the Applicant at least 30 day's prior to the date of this certificate that InterRedec intends to exercise its default rights and remedies under the Pledge Agreement by drawing on the Letter of Credit. A true copy of such notice is attached to this Certificate.

5. The statement noted below is true [check one of the following as applicable]:

               [ ]             (a)  The Applicant and InterRedec have agreed in
                           writing (including an agreement as to the amount owed by the Applicant to the Holder) that InterRedec is entitled to exercise its default rights and remedies under the Pledge Agreement and a true copy of such written agreement is attached to this Certificate;

                                 FIRST UNION

               [ ]   (b)   The Applicant and InterRedec have agreed to
                           arbitration procedures with respect to whether
                           InterRedec is entitled to exercise its default rights and remedies under the Pledge Agreement, and the arbitrator thereunder has entered an award in InterRedec's favor and a true copy of such award is attached to this Certificate; or

               [ ]   (c)   A court of competent jurisdiction has entered a
                           judgment in InterRedec's favor that InterRedec is entitled to exercise its default rights and remedies under the Pledge Agreement and a true copy of such judgment is attached to this Certificate.

               [ ]   (d)   After exercising reasonable efforts but in any
                           event no sooner than 30 days after an Event of Default has occurred, the Holder has not been able to agree with the Applicant as to the terms and arrangements of an escrow as described in paragraph
                           16 of the Note and at least 10 days have elapsed since the Holder has notified the Applicant in writing that it intends to draw under the Letter of Credit pursuant to this paragraph 5(d).

6.       The Holder is entitled to payment under the Letter of Credit in the
amount of $______________.   The holder acknowledges that in the event it draws
under the Letter of Credit based upon the certification set forth in 5(d) above, the amount the Holder is entitled to draw under the Letter of Credit shall not exceed $8,803,914.56.

7.       Please direct payment under the Letter of Credit by wire transfer to:


                           Federal Reserve Bank of New York
                           59 Maiden Lane, 10th Floor
                           New York, New York 10045
                           Attention: Thomas C. Baxter
                           General Counsel and Executive Vice President
                           ABA No. 021001208
                           For further credit to account number 021039898


8. Upon payment by you of the amount demanded hereby in accordance with the payment instructions set forth above, you are hereby instructed (a) to mark the Note "Paid In Full" and (b) to deliver the Note to the Applicant.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate.



[HOLDER OF NOTE]


By:                                                       Name:
                                                          Title:

                           FUQUA ENTERPRISES, INC.

                             ONE ATLANTIC CENTER
                                 SUITE 5000
                         1201 WEST PEACHTREE STREET
                           ATLANTA, GEORGIA 30309

                               (404) 815-2000

                              December 8, 1995




The Board of Governors of
     the Federal Reserve System
c/o Federal Reserve Bank of New York
59 Maiden Lane, 8th Floor
New York, New York 10045


Ladies and Gentlemen:

   This letter is intended to reflect the understanding between you and us that in the event that (A) you, as holder of that certain Nonnegotiable Promissory Note dated October 11, 1991 payable to InterRedec Southern Company, Inc. ("InterRedec") in the amount of $8,000,000 (the "Note"), make a drawing under that certain Irrevocable Standby Letter of Credit No. S062173 opened by First Union National Bank of Georgia for the account of Fuqua Enterprises, Inc. (the "Letter of Credit") based upon the certification set forth in paragraph 5(d) of the form of Drawing Certificate attached to the Letter of Credit and (B) it is finally determined pursuant to the terms of that certain Stock Purchase Agreement dated as of September 17, 1991 by and among Vista Resources, Inc. (now known as Fuqua Enterprises, Inc. ("Fuqua"), Concorde Finance & Investment, Inc., InterRedec, Inc., InterRedec and American Southern Insurance Company (the "Stock Purchase Agreement")) that the Damages (as such term is defined in the Stock Purchase Agreement) claimed by Fuqua at the time of the drawing under the Letter of Credit are actually less than $3,000,000 (such lesser amount being the "Actual Damages"), Fuqua shall promptly pay to you an amount equal to the difference between $3,000,000 and the Actual Damages.

   Promptly upon being advised that there is a default under the Note, and in any event within five business days of being notified of such default, Fuqua will promptly notify you of such event at the following address: Federal Reserve Bank of New York, Legal Department, 33 Liberty Street, New York, New York 10045-0001, Attention: Thomas C. Baxter, Jr., General Counsel and Executive
Vice President.

   If the foregoing correctly sets forth the understanding and agreement between Fuqua and the Board of Governors of the Federal Reserve System, please so indicate in the space provided below, whereupon this letter agreement shall constitute a binding agreement as of the date first above written.


                                         FUQUA ENTERPRISES, INC.




                                         By:  /s/ John Huntz
                                            ----------------------------------
                                            Name: John Huntz
                                            Title: Executive Vice President
                                                   and Chief Operating Officer

AGREED TO AND ACCEPTED:

THE BOARD OF GOVERNORS OF
THE FEDERAL RESERVE SYSTEM



By:
   ---------------------------------
   Name:
        ----------------------------
   Title:
         ---------------------------

                        ATLANTIC AMERICAN CORPORATION
                          4370 Peachtree Road, N.E.
                         Atlanta, Georgia 30319-3000
                             Telephone: 266-5500
                            Telecopier: 231-2123


                              December 31, 1995

Fuqua Enterprises, Inc.
One Atlantic Center
Suite 5000
1201 West Peachtree Street
Atlanta, Georgia 30309


Gentlemen:

         This letter is intended to reflect the understanding between you and us that in the event that Fuqua Enterprises, Inc. ("Fuqua") is required to make a payment to the Board of Governors of the Federal Reserve System (the "Fed"), or its assignee, pursuant to that certain letter agreement dated December 8, 1995, between Fuqua and the Fed, a copy of which is attached hereto as Exhibit A, Atlantic American Corporation ("Atlantic American") shall simultaneously make a payment to Fuqua in an amount equal to Fuqua's payment to the Fed.

         If the foregoing correctly sets forth the understanding and agreement between Atlantic American and Fuqua, please so indicate in the space provided below, whereupon this letter agreement shall constitute a binding agreement as of the date first above written.


                                    ATLANTIC AMERICAN CORPORATION



                                    By: /s/ Hilton H. Howell, Jr.
                                       ----------------------------------
                                    Name: Hilton H. Howell, Jr.
                                    Title: President and Chief Executive Officer


AGREED TO AND ACCEPTED:

FUQUA ENTERPRISES, INC.

By: /s/ John J. Huntz, Jr.
    -------------------------------
Name:  John J. Huntz, Jr.
Title: Executive Vice President and
       Chief Operating Officer

                                   EXIHIBIT A

                            FUQUA ENTERPRISES, INC.
                              ONE ATLANTIC CENTER
                                  SUITE 5000
                           1201 WEST PEACHTREE STREET
                             ATLANTA, GEORGIA 30309

                               (404) 815-2000

                                December 8, 1995

The Board of Governors of
     the Federal Reserve System
c/o Federal Reserve Bank of New York
59 Maiden Lane, 8th Floor
New York, New York 10045

Ladies and Gentlemen:

   This letter is intended to reflect the understanding between you and us that in the event that (A) you, as holder of that certain Nonnegotiable Promissory Note dated October 11, 1991 payable to InterRedec Southern Company, Inc. ("InterRedec") in the amount of $8,000,000 (the "Note"), make a drawing under that certain Irrevocable Standby Letter of Credit No. S062173 opened by First Union National of Georgia for the account of Fuqua Enterprises, Inc. (the "Letter of Credit") based upon the certification set forth in paragraph 5(d) of the form of Drawing Certificate attached to the Letter of Credit and (B) it is finally determined pursuant to the terms of that certain Stock Purchase Agreement dated as of September 17, 1991 by and among Vista Resources, Inc.
(now known as Fuqua Enterprises, Inc. ("Fuqua"), Concorde Finance & Investment, Inc., InterRedec, Inc., InterRedec and American Southern Insurance Company (the "Stock Purchase Agreement")) that the Damages (as such term is defined in the Stock Purchase Agreement) claimed by Fuqua at the time of the drawing under the Letter of Credit are actually less than $3,000,000 (such lesser amount being the "Actual Damages"), Fuqua shall promptly pay to you an amount equal to the difference between $3,000,000 and the Actual Damages.

   Promptly upon being advised that there is a default under the Note, and in any event within five business days of being notified of such default, Fuqua will promptly notify you of such event at the following address: Federal Reserve Bank of New York, Legal Department, 33 Liberty Street, New York, New York 10045-0001, Attention: Thomas C. Baxter, Jr., General Counsel and Executive Vice President.

   If the foregoing correctly sets forth the understanding and agreement between Fuqua and the Board of Governors of the Federal Reserve System, please so indicate in the space provided below, whereupon this letter agreement shall constitute a binding agreement as of the date first above written.


                                          FUQUA ENTERPRISES, INC.


                                          By:   /s/ John Huntz
                                             ----------------------------------
                                             Name:  John Huntz
                                             Title: Executive Vice President
                                                    and Chief Operating Officer


AGREED TO AND ACCEPTED:

THE BOARD OF GOVERNORS OF
THE FEDERAL RESERVE SYSTEM


By:
    -----------------------------
    Name:
         ------------------------
    Title:
          -----------------------